UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2019

Cloudflare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39039	27-0805829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Townsend Street
San Francisco, CA		94107
(Address of principal executive offices)		(Zip code)
(888) 993-5273
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	NET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On December 31, 2019, Cloudflare, Inc., a Delaware corporation (“Parent”), Maya Merger Sub I, Inc., a Delaware Corporation and wholly-owned subsidiary of Parent (“Merger Sub I”), Maya Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub II”), S2 Systems Corporation, a Delaware corporation (the “Company”), and David Harnett (in his capacity as the representative of the securityholders of the Company) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub I merged with and into the Company and the Company then merged with and into Merger Sub II. Under the terms of the Merger Agreement, Parent agreed to pay total consideration of $39.2 million, consisting of $21.9 million of cash (the “Cash Merger Consideration”) and 948,501 shares of Parent’s Class A common stock (the “Stock Merger Consideration”). A substantial majority of the Stock Merger Consideration was not fully vested at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), but will rather vest after the Closing subject to the satisfaction of customary service-based vesting conditions by the applicable recipient. The Closing occurred on January 1, 2020. The issuance of the Stock Merger Consideration was made in reliance on the exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.
On January 7, 2020, the Parent issued a press release announcing its entry into the Merger Agreement and the occurrence of the Closing. A copy of the press release is furnished herewith as Exhibit 99.1. The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Cloudflare, Inc. dated January 7, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cloudflare, Inc.

Dated: January 7, 2020	By:	/s/ Douglas Kramer
Douglas Kramer
General Counsel and Secretary